UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

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                        AMENDMENT NO. 1 TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 10, 2005

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                           RCG COMPANIES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          DELAWARE                       1-8662                   23-2265039
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)


6836 MORRISON BLVD., STE. 200, CHARLOTTE, NORTH                     28211
                   CAROLINA
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (704) 366-5054

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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

         This Amendment No. 1 to our Current Report on Form 8-K filed February 16, 2005 is being filed for the sole purpose of disclosing that the Registrant has made an additional payment of $100,000 in order to extend the Closing Date until April 14, 2005.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 10, 2005, RCG Companies Incorporated (the "Registrant") entered into an Agreement and Plan of Merger with Terra Networks Asociadas , S.I., Amadeus Americas, Inc and Avanti Management, Inc. (collectively, the "Shareholders") and OneTravel, Inc. ("OneTravel"), for the acquisition of the 100% of the outstanding capital stock of OneTravel, as described in our Current Report on Form 8-K filed February 16, 2005 (the "Form 8-K").

         On March 9, 2005, the Registrant paid an additional $100,000 in order to extend the Closing Date until April 14, 2005. See the Form 8-K for an additional description of the transaction.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 11, 2005

                                                    RCG COMPANIES INCORPORATED

                                                    By: /s/ Marc Bercoon
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                                                        Marc Bercoon
                                                        Chief Financial Officer